UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2000 West Park Drive Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on July 1, 2011, Virtusa Corporation (the “Company”) acquired certain assets comprising the business of ALaS Consulting LLC, a New York limited liability company (“ALaS”), pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) with ALaS and the members of ALaS (the “Members”), dated as of July 1, 2011. This Current Report on Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by the Company on July 5, 2011 to report the completion of the Company’s acquisition of ALaS under Items 2.01 and 9.01.  This Amendment No. 1 is being filed solely to provide the financial statements and pro forma information described in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired

The required financial statements of ALaS as of June 30, 2011 and December 31, 2010, and for the three and six months ended June 30, 2011 and 2010 and for the year ended December 31, 2010, are attached hereto as Exhibit 99.1 and are included herein.

(b)           Pro forma financial information

Unaudited pro forma condensed, combined financial information as of, and for the three months ended June 30, 2011 and for the year ended March 31, 2011 is attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of O’Connor Davies Munns & Dobbins, llp, Independent Auditors for ALaS Consulting LLC.

99.1	Financial Statements of ALaS Consulting LLC as of June 30, 2011 and December 31, 2010 and for the three and six months ended June 30, 2011 and 2010 and for the year ended December 31, 2010.

99.2

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2011 and Unaudited Pro Forma Condensed Combined Statements of Income for the three months ended June 30, 2011 and for the year ended March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: September 15, 2011	By:	/s/ RANJAN KALIA
Ranjan Kalia, Senior Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of O’Connor Davies Munns & Dobbins, llp, Independent Auditors for ALaS

99.1	Financial statements of ALaS as of June 30, 2011 and December 31, 2010, and for the three and six months ended June 30, 2011 and 2010 and for the year ended December 31, 2010.

99.2

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2011 and Unaudited Pro Forma Condensed Combined Statements of Income for the three months ended June 30, 2011 and for the year ended March 31, 2011.